Exhibit 99.1

1 Investor Presentation May 2016

Notice of Forward Looking Statements

This presentation contains certain "forward-looking statements," which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements regarding projections, predictions, expectations, estimates, or forecasts as to our business, financial and operational results, and future economic performance; and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Forward-looking statements speak only as of the date the statements are made. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those described the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, as updated in our subsequent reports filed with the SEC, including reports on Form 10-Q. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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CHAMPIONS ONCOLOGY

3 Offering Summary 3 Note: Market data as of 5/11/2016 Issuer Champions Oncology, Inc. Securities Common Shares (registered) Useof Proceeds R&D to grow TumorGraft platform, working capital and general corporate purposes Underwriter NationalSecuritiesCorporation Anticipated Pricing Early June 2016 TickerSymbol NasdaqCM: CSBR Market Capitalization $35.6MM Shares Out. (F/D) 8.7MM (12.5MM) Offering Follow-OnOffering Size (appx) $5million plus 15% overallotment (100% primary)

4 Why Invest in Champions Oncology? Innovation Innovative technology platform serving the pharmaceutical industry Market Size Large and growing market size Experience Experienced management team Progress 5 years of revenue growth and scientific progress

5 Our Senior Management Team Joel Ackerman 15 years at Warburg Pincus investing in healthcare Board of Directors: Coventry Healthcare, Kindred Healthcare CEO David Sidransky, MD Johns Hopkins University, Professor and Director Head and Neck Cancer Research; Former Vice Chairman, Imclone Systems Chairman of the Board Ronnie Morris, MD Founder and CMO of MDVIP – leading provider of personalized medicine in the US; CMO Exec VP Alliance Care President

6 The Problem with Oncology Drugs Despite Advances, Response Rates Remain Low Skyrocketing R&D Costs Failure Rates Remain High Unsustainable Increases in Oncology Drug Costs $1.2 billion average capital outlay per approved biopharmaceutical Average monthly cost of more than $11,000 for new cancer drugs 0% 20% 40% 60% 1 2 3 Line Therapy R e s p o n s e R a t e s 93% failure rate in clinical trials

7 Champions’ Platform Addresses the Challenges Created by Oncology Clinical Trials Cost per patient: > $100,000 Time to Complete: 8 years CHALLENGE OF ONCOLOCY CLINICAL TRIALS Clinical Trial Simulation Platform CHAMPIONS SOLUTION Chance of Success: 7%

8 ? Simulating Patient Response to Oncology Drugs with Patient Derived XenoGrafts (PDX) Mice are dosed with different anti-tumor therapies Patient tumor is implanted in immune-compromised mice The effect of each therapy on tumor growth is measured ? ? ? Patient Implant Treatment Measurement

9 The Predictive Power of PDX A growing body of evidence demonstrates positive predictive value for Champions TumorGraft® PDX models. Clinical Accuracy Measures Result 95% Cl Positive Predictive Value (PPV) 87%(80/92) 77% -93% Negative Predictive Value (NPV) 94%(32/34) 79% -99% Source: 126 TumorGraft-clinical response correlations from 90 patients, as of January 2016

10 Champions TumorGraft is an Immortalized Model of an Individual Patient for Predicting Response Patient Data Perpetual Tissue Stock Genomic Data

11 The Champions TumorGraft® Platform Today 700 PDX models in our tumor bank that reflect characteristics of patients who enroll in clinical trials (late stage, pretreated and metastic)

12 The Value of Patient Derived Xenografts Economics 90%+ lower costs than a human clinical trial PDX Repeatability Same patient can be run with multiple drugs for head-to-head comparisons Speed 6 months to study completion versus 2-3 years for human trial Predictability 90%+ accuracy in predicting human response

13 Champions Has Built a Successful Core Business 450 Studies Completed Ranging in size from $25,000 to more than $1 million 100 Customers Served Including 16 of the top 20 pharma companies and 84 other pharma and biotech companies 34% Revenue Growth 5 year cumulative annual growth rate in core business serving pharmaceutical customers

14 Three Strategies for Accelerating Revenue Growth Immune Oncology Grow the Platform Innovative Study Designs

15 Champions is Employing Novel Approaches to Grow the Breadth and Depth of the TumorBank Deepening the Bank Research Custom Model Development Patients Broadening the Bank

Champions ImmunoGraft™ Development

A novel platform using Champions TumorGraft platform in humanized mice

Proliferating human immune cells measured



huNOG Mice
(n=47)



Murine immune system eradicated and human immune system Implanted



Tumors from patients or banked tumors implanted and Champions ImmunoGraft established

Screening against immuno-oncology agents



TV relative to Day 0
Days
Untreated (n=9)
Crizotinib (n=10)
Ipilimumab/Crizotinib (n=8)
Ipilimumab dosing
Crizotinib dosing



huCD8+ cytotoxic T lymphocytes
Whole blood
n.s.



huCD8+ (CTLs)
Vehicle
Ipilimumab

Test treatment-medicated tumor growth inhibition, immune cell activation, immune cell tumor proliferation

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17 Pre-clinical Phase 1 Phase 2 Phase 3 $0 $30 $60 $90 $120 $150 Cost Per Drug by Phase ($ millions) $150 $488 $690 $0 $500 $1,000 $1,500 Total Available Market Size 1 ($ millions) 1 Company estimates Innovative Study Designs Enable Larger Studies Recent bookings will drive accelerated revenue growth in our upcoming fiscal year.

18 Champions Operational Capabilities Corporate Headquarters Hackensack, NJ Approximately 70 FTEs 20MDs or PhDs Primary Lab & Vivarium Baltimore, MD Johns Hopkins Science + Technology Center AAALAC accredited ISO 9001:2008 certified CLIA certified Facility Breakdown 8,000 square feet 8 procedure rooms 12 animal rooms 5,000 cage capacity Implantation Centers London Tel Aviv New York Baltimore Toronto Houston San Diego

19 Historical and Future Financial Results Current Financial Results x LTM Revenue: $11.6 mm x 5 year core revenue growth 1 : 34% x Cash flow positive before R&D expenditure 2 x Quarterly cash burn 2 : $860,000 Fiscal Year 2017 Financial Projections x Acceleratingrevenue growth x Cash flow positive by fiscal year end (April 2017) 1 Excludes revenue from patient segment. 2 Fiscal Q3 2016.

20 Upcoming Milestones Strategic Commercial Partnerships Sponsored R&D Collaborations New Product Introductions

Ownership, Financials, and Valuation at a Glance

Institutional and Corporate Investors [1]	Shares Held	Common Stock
Battery Ventures	1,958,862	*36.3%*
New Enterprise Associates	1,562,500	*29.0%*
Par Capital Management, Inc.	833,333	*15.5%*
Perceptive Advisors Llc	372,597	*6.9%*
SabbyManagement, Llc	295,328	*5.5%*
Harris & Harris Group, Inc.	243,540	*4.5%*
Knoll Capital Management	111,111	*2.1%*
SandySpring Bank, Asset Management Arm	8,333	*0.2%*
Other	4,916	*0.1%*
Total Institutions and Corporations	**5,390,520**	***100.0%***

Insiders [1]	Shares Held	Common Stock
Battery Ventures	1,958,862	*54.7%*
Sidransky, David	891,665	*24.9%*
Morris, Ronnie	311,914	*8.7%*
Ackerman, Joel	303,581	*8.5%*
Mendelson, Daniel N.	70,833	*2.0%*
Poliakoff, Abba David	40,720	*1.1%*
Other Insiders	2,084	*0.1%*
Total Insiders [1]	**3,579,659**	***100.0%***

	Shares Held	% of Shares Outstanding
Institutional and Corporate Investors (1)	3,431,658	*39.4%*
Insiders (1)	3,579,659	*41.1%*
Estimated Float	1,698,713	*19.5%*
Issued & Outstanding Common Stock	**8,710,030**	***100.0%***



% of Shares Outstanding
Institutional and Corporate Investors (1)
Insiders (1)
Estimated Float

(1) Battery Ventures is Company's largest shareholder holding 22% of the outstanding shares and has also nominated one of its Partners to serve on Company's Board of Directors, therefore Battery Ventures is listed above both as an institutional investor and an insider.

Trading and Valuation (May 11, 2016)	
Symbol	CSBR
Exchange	NASDAQ
52 Week Range	$3.22 - $9.00
Shares Outstanding	8.7 MM
Shares (Fully Diluted)	12.5MM
Market Capitalization	$35.6MM
Enterprise Value	$32.5MM

Financials and Capitalization (Jan 31, 2016)	
Cash[1]	$3.3 MM
Run Rate Cash Burn[2]	$2.9MM-3.0MM
Debt	$0.0 MM
Total Assets	$7.1 MM
Revenue LTM	$11.6 MM
Gross Profit	$3.0 MM
Insider Ownership	18.6%

Source: SEC filings. Trading data: Capital IQ as of May 11, 2016.
1: Current cash balance of $3.3MM does not includes $0.2MM restricted cash
2: Run Rate Cash Burn denotes the amount of cash used to fund Company's business operations (or Cash Flow from Operations) in Q3 2016, annualized for comparison purposes.

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CHAMPIONS ONCOLOGY

22 CHAMPIONS ONCOLOGY One University Plaza | Suite 307 Hackensack, NJ OUR EMAIL sforeman@championsoncology.com OUR PHONE 201.808.8400 OUR WEBSITE www.championsoncology.com